SUPPLEMENT TO

CALVERT WORLD VALUES FUND, INC.

International Equity Fund

Statement of Additional Information dated January 31, 2002,

as revised June 19, 2002

Date of Supplement: October 15, 2002

Delete the second sentence of the second nonfundamental investment restriction on page 10 and replace it with the following:

The Fund does not intend to make any purchases of securities if borrowing exceeds 15% of total assets.

Delete the eleventh nonfundamental investment restriction on page 11 and replace it with the following:

The Fund, under normal circumstances, will invest at least 1% of its net assets in investments in Africa.